UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 22, 2019

THE TRADE DESK, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37879	27-1887399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

42 N. Chestnut Street, Ventura, California 93001
(Address of Principal Executive Offices) (Zip Code)

(805) 585-3434
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On January 22, 2019, the Board of Directors (the “Board”) of The Trade Desk, Inc. (the “Company”) appointed Brian J. Stempeck to the Board as a Class II director. Mr. Stempeck was appointed to a newly created vacancy on the Board resulting from the resignation of Robert D. Perdue.

Currently, Mr. Stempeck serves as the Company’s Chief Strategy Officer. He previously served as the Company’s Chief Client Officer since February 2015, and prior to that, as Senior Vice President of Strategic Business Development. Mr. Stempeck initially joined the Company in June 2010. Mr. Stempeck has spent the majority of his career in online media and marketing. Prior to working for the Company, Mr. Stempeck worked for Unilever in brand management on the Dove brand, and at Bain & Company (“Bain”), the strategy consulting firm. At Bain, he advised Fortune 500 clients in the retail and pharmaceutical sectors on online marketing strategies, and also worked for Bain’s private equity practice. He started his career as a political journalist with E&E Publishing (“E&E”), and launched E&E’s online video division in 2006. Mr. Stempeck received a B.A. in English Literature from the University of Virginia and an M.B.A. from the Kenan-Flagler Business School, University of North Carolina at Chapel Hill.

The Company previously entered into an indemnification agreement with Mr. Stempeck in substantially the same form entered into with the other officers and directors of the Company.

There are no arrangements or understandings between Mr. Stempeck, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Stempeck was selected as Chief Strategy Officer and director of the Company. Mr. Stempeck is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Stempeck has no family relationship with any director or executive officer of the Company. Mr. Stempeck has not been appointed to serve on any committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2019	THE TRADE DESK, INC.

	By:	/s/ Paul E. Ross
Paul E. Ross
Chief Financial Officer (Principal Financial and Accounting Officer)